© 2024 Wells Fargo Bank, N.A. All rights reserved. 1Q24 Financial Results April 12, 2024 Exhibit 99.3

21Q24 Financial Results 1Q24 results Financial Results ROE: 10.5% ROTCE: 12.3%1 Efficiency ratio: 69%2 Credit Quality Capital and Liquidity CET1 ratio: 11.2%7 LCR: 126%8 TLAC ratio: 25.1%9 • Provision for credit losses6 of $938 million – Total net loan charge-offs of $1.1 billion, up $545 million, with net loan charge-offs of 0.50% of average loans (annualized) – Allowance for credit losses for loans of $14.9 billion, up $1.2 billion • Common Equity Tier 1 (CET1) capital7 of $136.7 billion • CET1 ratio7 of 11.2% under the Standardized Approach and 12.4% under the Advanced Approach • Liquidity coverage ratio (LCR)8 of 126% • Net income of $4.6 billion, or $1.20 per diluted common share, included: – ($284) million, or ($0.06) per share, of additional expense for the estimated Federal Deposit Insurance Corporation (FDIC) special assessment3 • Revenue of $20.9 billion, up 1% – Net interest income of $12.2 billion, down 8% – Noninterest income of $8.6 billion, up 17% • Noninterest expense of $14.3 billion, up 5% • Pre-tax pre-provision profit4 of $6.5 billion, down 7% • Effective income tax rate of 17.3%5 • Average loans of $928.1 billion, down 2% • Average deposits of $1.3 trillion, down 1% Comparisons in the bullet points are for 1Q24 versus 1Q23, unless otherwise noted. Endnotes are presented starting on page 17.

31Q24 Financial Results 1Q24 earnings Quarter ended $ Change from $ in millions, except per share data 1Q24 4Q23 1Q23 4Q23 1Q23 Net interest income $12,227 12,771 13,336 ($544) (1,109) Noninterest income 8,636 7,707 7,393 929 1,243 Total revenue 20,863 20,478 20,729 385 134 Net charge-offs 1,157 1,258 564 (101) 593 Change in the allowance for credit losses (219) 24 643 (243) (862) Provision for credit losses1 938 1,282 1,207 (344) (269) Noninterest expense 14,338 15,786 13,676 (1,448) 662 Pre-tax income 5,587 3,410 5,846 2,177 (259) Income tax expense (benefit) 964 (100) 966 1,064 (2) Effective income tax rate (%) 17.3% (3.0) 16.2 2,026 bps 105 Net income $4,619 3,446 4,991 $1,173 (372) Diluted earnings per common share $1.20 0.86 1.23 $0.34 (0.03) Diluted average common shares (# mm) 3,600.1 3,657.0 3,818.7 (57) (219) Return on equity (ROE) 10.5% 7.6 11.7 286 bps (127) Return on average tangible common equity (ROTCE)2 12.3 9.0 14.0 336 (170) Efficiency ratio 69 77 66 (836) 275 Endnotes are presented starting on page 17.

41Q24 Financial Results 13,336 13,163 13,105 12,771 12,227 Net Interest Margin (NIM) on a taxable-equivalent basis 1Q23 2Q23 3Q23 4Q23 1Q24 2.81% Net interest income • Net interest income down $1.1 billion, or 8%, from 1Q23 due to the impact of higher interest rates on funding costs, including the impact of customer migration to higher yielding deposit products, as well as lower loan balances, partially offset by higher yields on earning assets • Net interest income down $544 million, or 4%, from 4Q23 driven by higher funding costs, including the impact of customer migration to higher yielding deposit products, lower loan balances, as well as one fewer day in the quarter, partially offset by higher cash balances • 2024 net interest income is expected to be ~7-9% lower than the full year 2023 level of $52.4 billion, unchanged from prior guidance Net Interest Income ($ in millions) 3.20% 3.09% 3.03% 2.92% 1 Endnotes are presented starting on page 17.

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*


948.7
945.9
943.2
938.0
928.1
395.5
392.9
391.7
389.7
386.0
5.69%
5.99%
6.23%
6.35%
6.38%
553.2
553.0
551.5
548.3
542.1
1Q23
2Q23
3Q23
4Q23
1Q24
Commercial Loans
Consumer Loans
Total Average Loan Yield

- Average loans down $20.6 billion, or 2%, year-over-year (YoY) driven by declines in most loan categories, partially offset by higher credit card loans
- Total average loan yield of 6.38%, up 69 bps YoY reflecting the impact of higher interest rates and up 3 bps from 4Q23
- Period-end loans of $922.8 billion, down $25.2 billion, or 3%, YoY, and down $13.9 billion from 4Q23

Period-End Loans Outstanding ($ in billions)

		1Q24	vs 4Q23	vs 1Q23
Commercial	$	538.3	(2)%	(3)%
Consumer		384.5	(1)	(2)
Total Loans	**$**	**922.8**	**(1)%**	**(3)%**

Average Deposits *($ in billions)*


1,356.7
1,347.4
1,340.3
1,340.9
1,341.6
60.7
84.7
113.9
122.9
119.6
126.6
112.4
107.5
102.1
101.5
157.6
160.3
157.2
173.1
183.3
170.5
166.7
160.6
163.3
164.0
841.3
823.3
801.1
779.5
773.2
1Q23
2Q23
3Q23
4Q23
1Q24
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits down $15.1 billion, or 1%, YoY reflecting customer migration to higher yielding alternatives and consumer and small business deposit outflows
- Period-end deposits up $20.5 billion, or 2%, YoY, and up 2% from 4Q23

Period-End Deposits *($ in billions)*

		1Q24	vs 4Q23	vs 1Q23
Consumer Banking and Lending	$	794.1	2 %	(7)%
Commercial Banking		168.5	4	(1)
Corporate and Investment Banking		196.0	6	24
Wealth and Investment Management		102.5	(1)	(13)
Corporate		122.0	(2)	86
Total deposits	**$**	**1,383.1**	**2 %**	**2 %**
Average deposit cost		**1.74 %**	**0.16**	**0.91**

1Q24 Financial Results
5

Noninterest income

WELLS FARGO

Noninterest Income *($ in millions)*


7,393
7,370
7,752
7,707
8,636
2,733
2,733
2,791
2,788
2,957
1,504
1,517
1,551
1,568
1,597
1,342
1,122
1,265
1,070
1,454
326
376
492
455
627
1,033
1,098
1,098
1,027
1,061
455
524
555
799
940
1Q23
2Q23
3Q23
4Q23
1Q24
Investment advisory fees and brokerage commissions[1]
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees
All other[2]

- Noninterest income increased $1.2 billion, or 17%, from 1Q23
  - Investment advisory fees and brokerage commissions[1] up $224 million, or 8%, as higher market valuations drove higher asset-based fees
  - Deposit and lending-related fees up $93 million, or 6%, driven by higher treasury management fees and one additional business day
  - Net gains from trading activities up $112 million, or 8%, reflecting market conditions, as well as investments in our Markets business
  - Investment banking fees up $301 million, or 92%, on increased activity across all products
  - All other[2] up $485 million primarily driven by higher net gains from equity securities on improved results in our affiliated venture capital business on lower impairments

- Noninterest income up $929 million, or 12%, from 4Q23
  - Investment advisory fees and brokerage commissions[1] up $169 million, or 6%, as higher market valuations drove higher asset-based fees
  - Net gains from trading activities up $384 million, or 36%, on higher trading activity across most asset classes
  - Investment banking fees up $172 million, or 38%, on increased activity across most products
  - All other[2] up $141 million

Endnotes are presented starting on page 17.

1Q24 Financial Results
6

Noninterest expense

WELLS FARGO

Noninterest Expense *($ in millions)*



13,676
267
9,415
3,994
1Q23
12,987
232
8,606
4,149
2Q23
13,113
329
8,627
4,157
3Q23
15,786
355
1,931
969[1]
8,212[1]
4,319
4Q23
14,338
633
284
9,492
3,929
1Q24
Operating Losses
Personnel Expense
FDIC Special Assessment
Non-personnel Expense

Headcount *(Period-end, '000s)*

1Q23	2Q23	3Q23	4Q23	1Q24
236	234	227	226	225

- Noninterest expense up $662 million, or 5%, from 1Q23
  - Operating losses up $366 million driven by customer remediation accruals for historical matters
  - 1Q24 FDIC special assessment[2] expense of $284 million
  - Personnel expense up $77 million predominantly reflecting higher revenue-related compensation expense predominantly in Wealth and Investment Management, partially offset by the impact of efficiency initiatives
  - Non-personnel expense down $65 million, or 2%, driven by lower professional and outside services expense
- Noninterest expense down $1.4 billion, or 9%, from 4Q23
  - Operating losses up $278 million driven by customer remediation accruals
  - 1Q24 FDIC special assessment[2] expense of $284 million, compared with $1.9 billion in 4Q23
  - Personnel expense up $311 million on seasonal personnel expense, higher incentive compensation and annual merit increases, partially offset by lower severance expense
  - Non-personnel expense down $390 million, or 9%, with declines driven by lower professional and outside services expense and lower advertising and promotion expense
- **2024 noninterest expense is expected to be ~$52.6 billion, unchanged from prior guidance**
  - Excludes the 1Q24 FDIC special assessment[2] expense of $284 million
  - Equity markets have outperformed our expectations and if they remain at current levels we would expect higher revenue-related compensation expense
  - As previously disclosed, we have outstanding litigation, regulatory, and customer remediation matters that could impact operating losses

Endnotes are presented starting on page 17.

1Q24 Financial Results

7

Credit quality: net loan charge-offs

WELLS FARGO

Provision for Credit Losses[1] and Net Loan Charge-offs *($ in millions)*



1,207
604
0.26%
1,713
764
0.32%
1,197
850
0.36%
1,282
1,252
0.53%
938
1,149
0.50%
1Q23
2Q23
3Q23
4Q23
1Q24
Provision for Credit Losses[1]
Net Loan Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs down $131 million to 25 bps of average loans (annualized) reflecting a $190 million decrease in commercial real estate (CRE) net loan charge-offs, partially offset by $58 million of higher net loan charge-offs in commercial & industrial loans
  - CRE net loan charge-offs of $187 million, or 50 bps of average loans (annualized), predominantly driven by CRE office net loan charge-offs
- Consumer net loan charge-offs up $28 million to 84 bps of average loans (annualized) reflecting a $57 million increase in credit card net loan charge-offs, partially offset by $18 million of lower auto net loan charge-offs
- Nonperforming assets of $8.2 billion, down $203 million, or 2%, driven by lower commercial real estate nonaccruals
  - CRE nonaccrual loans of $3.9 billion, down $275 million driven by a $221 million decrease in CRE office nonaccruals reflecting losses and paydowns in the quarter

Comparisons in the bullet points are for 1Q24 versus 4Q23. Endnotes are presented starting on page 17.

1Q24 Financial Results
8

91Q24 Financial Results Credit quality: allowance for credit losses for loans Allowance for Credit Losses for Loans ($ in millions) • Allowance for credit losses for loans (ACL) down modestly driven by a lower ACL for commercial real estate loans and auto loans, partially offset by a higher ACL for credit card loans • CRE Office ACL of $2.4 billion, down $76 million – CRE Office ACL as a % of loans of 7.9%, stable compared with 4Q23 ◦ Corporate and Investment Banking (CIB) CRE Office ACL as a % of loans of 11.0%, stable compared with 4Q23 13,705 14,786 15,064 15,088 14,862 7,224 8,081 8,310 8,412 8,317 6,481 6,705 6,754 6,676 6,545 Commercial Consumer Allowance coverage for total loans 1Q23 2Q23 3Q23 4Q23 1Q24 1.56% 1.45% 1.60% 1.61% 1.61% 1 CRE Allowance for Credit Losses (ACL) and Nonaccrual Loans, as of 3/31/24 ($ in millions) Allowance for Credit Losses Loans Outstanding ACL as a % of Loans Nonaccrual Loans CIB CRE Office $ 2,181 19,795 11.0% $ 3,024 All other CRE Office 227 10,682 2.1 112 Total CRE Office 2,408 30,477 7.9 3,136 All other CRE 1,374 118,309 1.2 777 Total CRE $ 3,782 148,786 2.5% $ 3,913 1 Comparisons in the bullet points are for 1Q24 versus 4Q23. Endnotes are presented starting on page 17.

101Q24 Financial Results Capital and liquidity Capital Position • Common Equity Tier 1 (CET1) ratio1 of 11.2% at March 31, 2024 remained above our regulatory minimum and buffers of 8.9%2 Capital Return • $6.1 billion in gross common stock repurchases, or 112.5 million shares, in 1Q24 with period-end common shares outstanding down 261.5 million, or 7%, from 1Q23 • $1.2 billion in common stock dividends paid in 1Q24 with a common stock dividend of $0.35 per share Total Loss Absorbing Capacity (TLAC) • As of March 31, 2024, our TLAC as a percentage of total risk-weighted assets3 was 25.1% compared with the required minimum of 21.5% Liquidity Position • Strong liquidity position with a 1Q24 LCR4 of 126% which remained above our regulatory minimum of 100% 10.8% 10.7% 11.0% 11.4% 11.2% 1Q23 2Q23 3Q23 4Q23 1Q24 Estimated 8.9% Regulatory Minimum and Buffers2 Common Equity Tier 1 Ratio under the Standardized Approach1 Endnotes are presented starting on page 17.

Consumer Banking and Lending

WELLS FARGO

Summary Financials

$ in millions (mm)		1Q24	vs. 4Q23	vs. 1Q23
Revenue by line of business:				
Consumer, Small and Business Banking (CSBB)[1]		$6,092	($462)	(282)
Consumer Lending:				
Home Lending		864	25	1
Credit Card[1]		1,496	47	79
Auto		300	(34)	(92)
Personal Lending		339	(4)	21
Total revenue		**9,091**	**(428)**	**(273)**
Provision for credit losses		788	(2)	(79)
Noninterest expense		6,024	(22)	(14)
Pre-tax income		2,279	(404)	(180)
Net income		**$1,706**	**($305)**	**(135)**

Selected Metrics

		1Q24	4Q23	1Q23
Return on allocated capital[2]		14.5 %	17.6	16.5
Efficiency ratio[3]		66	64	64
Retail bank branches	#	4,247	4,311	4,525
Digital (online and mobile) active customers[4] (mm)		35.5	34.8	34.3
Mobile active customers[4] (mm)		30.5	29.9	28.8

- Total revenue down 3% YoY and down 4% from 4Q23
  - CSBB down 4% YoY driven by the impact of lower deposit balances, partially offset by higher debit card interchange fees
  - Home Lending stable YoY; up 3% from 4Q23
  - Credit Card up 6% YoY driven by higher loan balances, including the impact of higher point of sale volume and new account growth
  - Auto down 23% YoY driven by loan spread compression and lower loan balances; down 10% from 4Q23 driven by lower loan balances
  - Personal Lending up 7% YoY on higher net interest income and included the impact of higher loan balances
- Noninterest expense was stable both YoY and compared with 4Q23

Average Balances and Selected Credit Metrics

$ in billions	1Q24	4Q23	1Q23
Balances			
Loans	$329.7	333.5	338.3
Deposits	773.2	779.5	841.3
Credit Performance			
Net charge-offs as a % of average loans	1.07 %	1.01	0.71

Endnotes are presented starting on page 17.

1Q24 Financial Results

11

121Q24 Financial Results Consumer Banking and Lending Retail Mortgage Loan Originations ($ in billions) Auto Loan Originations ($ in billions) Credit Card POS Volume2 ($ in billions) Debit Card Point of Sale (POS) Volume and Transactions1 5.6 7.7 6.4 4.5 3.5 Refinances as a % of Retail Originations 1Q23 2Q23 3Q23 4Q23 1Q24 117.3 124.9 124.5 126.1 121.5 POS Volume ($ in billions) POS Transactions (billions) 1Q23 2Q23 3Q23 4Q23 1Q24 5.0 4.8 4.1 3.3 4.1 1Q23 2Q23 3Q23 4Q23 1Q24 34.2 38.3 39.4 41.2 39.1 1Q23 2Q23 3Q23 4Q23 1Q24 2.4 2.5 2.6 2.5 2.4 19% 17% 16% 24% 18% Endnotes are presented starting on page 17.

131Q24 Financial Results Commercial Banking • Total revenue down 5% YoY and down 6% from 4Q23 – Middle Market Banking revenue down 4% YoY and down 5% from 4Q23 driven by lower net interest income on higher deposit costs, partially offset by higher deposit-related fees – Asset-Based Lending and Leasing revenue down 7% YoY and included lower revenue from equity investments; down 8% from 4Q23 on higher funding costs • Noninterest expense down 4% YoY on lower personnel expense reflecting the impact of efficiency initiatives, and lower operating costs; up 3% from 4Q23 on higher operating costs and seasonal personnel expenses, partially offset by lower severance expense Summary Financials $ in millions 1Q24 vs. 4Q23 vs. 1Q23 Revenue by line of business: Middle Market Banking $2,078 ($118) (77) Asset-Based Lending and Leasing 1,074 (98) (78) Total revenue 3,152 (216) (155) Provision for credit losses 143 103 186 Noninterest expense 1,679 49 (73) Pre-tax income 1,330 (368) (268) Net income $986 ($287) (210) Selected Metrics 1Q24 4Q23 1Q23 Return on allocated capital 14.3% 19.0 18.1 Efficiency ratio 53 48 53 Average loans by line of business ($ in billions) Middle Market Banking $119.3 119.0 121.6 Asset-Based Lending and Leasing 104.6 104.4 101.2 Total loans $223.9 223.4 222.8 Average deposits 164.0 163.3 170.5

Corporate and Investment Banking

WELLS FARGO

Summary Financials

$ in millions	1Q24	vs. 4Q23	vs. 1Q23
Revenue by line of business:			
Banking:			
Lending	$681	($93)	(11)
Treasury Management and Payments	686	(56)	(99)
Investment Banking	474	91	194
Total Banking	1,841	(58)	84
Commercial Real Estate	1,223	(68)	(88)
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,359	237	74
Equities	450	(7)	13
Credit Adjustment (CVA/DVA) and Other	19	27	(52)
Total Markets	1,828	257	35
Other	90	116	49
Total revenue	**4,982**	**247**	**80**
Provision for credit losses	5	(493)	(247)
Noninterest expense	2,330	198	113
Pre-tax income	2,647	542	214
Net income	**$1,981**	**$399**	**163**

Selected Metrics

	1Q24	4Q23	1Q23
Return on allocated capital	17.2 %	13.4	15.9
Efficiency ratio	47	45	45

- Total revenue up 2% YoY and up 5% from 4Q23
  - Banking revenue up 5% YoY driven by higher investment banking revenue on increased activity across all products, partially offset by lower treasury management revenue driven by higher deposit costs; down 3% from 4Q23 as lower lending and treasury management revenue was partially offset by higher investment banking revenue
  - Commercial Real Estate revenue down 7% YoY and included the impact of lower loan balances, partially offset by higher commercial mortgage-backed securities volumes
  - Markets revenue up 2% YoY driven by higher revenue in structured products, credit products, and foreign exchange, partially offset by lower revenue in rates and commodities; up 16% from 4Q23 driven by higher trading activity across most asset classes
- Noninterest expense up 5% YoY driven by higher operating costs, partially offset by the impact of efficiency initiatives; up 9% from 4Q23 driven predominantly by seasonal personnel expenses and higher operating costs, partially offset by lower severance expense

Average Balances *($ in billions)*

Loans by line of business	1Q24	4Q23	1Q23
Banking	$90.9	94.7	99.1
Commercial Real Estate	131.7	133.9	136.8
Markets	60.6	61.5	58.8
Total loans	$283.2	290.1	294.7
Deposits	183.3	173.1	157.6
Trading-related assets	201.2	203.9	188.4

1Q24 Financial Results

14

151Q24 Financial Results Wealth and Investment Management Summary Financials $ in millions 1Q24 vs. 4Q23 vs. 1Q23 Net interest income $869 ($37) (175) Noninterest income 2,873 119 236 Total revenue 3,742 82 61 Provision for credit losses 3 22 (8) Noninterest expense 3,230 207 169 Pre-tax income 509 (147) (100) Net income $381 ($110) (76) Selected Metrics ($ in billions) 1Q24 4Q23 1Q23 Return on allocated capital 22.7% 30.4 28.9 Efficiency ratio 86 83 83 Average loans $82.5 82.2 83.6 Average deposits 101.5 102.1 126.6 Client assets Advisory assets 939 891 825 Other brokerage assets and deposits 1,247 1,193 1,104 Total client assets $2,186 2,084 1,929 • Total revenue up 2% YoY and up 2% from 4Q23 – Net interest income down 17% YoY driven by lower deposit balances as customers reallocated cash into higher yielding alternatives – Noninterest income up 9% YoY and up 4% from 4Q23 on higher asset-based fees driven by an increase in market valuations • Noninterest expense up 6% YoY on higher revenue-related compensation, partially offset by the impact of efficiency initiatives; up 7% from 4Q23 as higher revenue-related compensation, seasonal personnel expenses, and higher operating costs were partially offset by lower severance expense

161Q24 Financial Results Corporate • Revenue increased YoY reflecting improved results in our affiliated venture capital business on lower impairments; up from 4Q23 on lower crediting rates paid to the operating segments • Noninterest expense up YoY driven by higher FDIC assessments, as well as higher operating losses; down from 4Q23 reflecting lower FDIC assessments, partially offset by higher operating losses and seasonally higher personnel expense Summary Financials $ in millions 1Q24 vs. 4Q23 vs. 1Q23 Net interest income $32 $576 16 Noninterest income 291 7 286 Total revenue 323 583 302 Provision for credit losses (1) 26 (121) Noninterest expense 1,075 (1,880) 467 Pre-tax loss (751) 2,437 (44) Income tax benefit (317) 1,022 (45) Less: Net income from noncontrolling interests 1 (61) 115 Net loss ($435) $1,476 (114)

171Q24 Financial Results Endnotes Page 2 – 1Q24 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 19. 2. The efficiency ratio is noninterest expense divided by total revenue. 3. Federal Deposit Insurance Corporation (FDIC) special assessment expense reflects an update provided by the FDIC in February 2024 on losses to the deposit insurance fund, as well as potential recoveries expected to reduce these estimated losses. 4. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. 5. In 1Q24, we adopted a new accounting standard to use the proportional amortization method for renewable energy tax credit investments. Under the proportional amortization method, the amortization of the investments and the related tax impacts are both recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense. 6. Includes provision for credit losses for loans, debt securities, and other financial assets. 7. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 20 for additional information regarding CET1 capital and ratios. CET1 is a preliminary estimate. 8. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR is a preliminary estimate. 9. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. Page 3 – 1Q24 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 19. Page 4 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. Page 6 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. All other includes mortgage banking, net gains (losses) from debt securities, net gains (losses) from equity securities, lease income, and other. Page 7 – Noninterest expense 1. 4Q23 total personnel expense of $9.2 billion included $969 million of severance expense for planned actions. 2. Federal Deposit Insurance Corporation (FDIC) special assessment expense reflects an update provided by the FDIC in February 2024 on losses to the deposit insurance fund, as well as potential recoveries expected to reduce these estimated losses.

181Q24 Financial Results Endnotes (continued) Page 8 – Credit quality: net loan charge-offs 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 9 – Credit quality: allowance for credit losses for loans 1. On 1/1/2023, we adopted the Troubled Debt Restructuring (TDR) accounting standard which removed $429 million of allowance for credit losses (ACL) with an offset directly to retained earnings. Page 10 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 20 for additional information regarding CET1 capital and ratios. 1Q24 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer of 2.90%, and a G-SIB capital surcharge of 1.50%. 3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 1Q24 LCR is a preliminary estimate. Page 11 – Consumer Banking and Lending 1. In first quarter 2024, we transferred our small business credit card business from Consumer, Small and Business Banking to Credit Card. Prior period balances have been revised to conform with the current period presentation. 2. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 3. Efficiency ratio is segment noninterest expense divided by segment total revenue. 4. Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Page 12 – Consumer Banking and Lending 1. Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases. 2. In first quarter 2024, we transferred our small business credit card business from Consumer, Small and Business Banking to Credit Card. Prior period balances have been revised to conform with the current period presentation.

Tangible Common Equity

WELLS FARGO

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

							Quarter ended
($ in millions)			**Mar 31, 2024**	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Return on average tangible common equity:							
Net income applicable to common stock	(A)	$	**4,313**	3,160	5,450	4,659	4,713
Average total equity			**186,669**	185,853	184,828	184,443	184,297
Adjustments:							
Preferred stock			**(19,291)**	(19,448)	(20,441)	(19,448)	(19,448)
Additional paid-in capital on preferred stock			**155**	157	171	173	173
Noncontrolling interests			**(1,710)**	(1,664)	(1,775)	(1,924)	(2,019)
Average common stockholders' equity	(B)		**165,823**	164,898	162,783	163,244	163,003
Adjustments:							
Goodwill			**(25,174)**	(25,173)	(25,174)	(25,175)	(25,173)
Certain identifiable intangible assets (other than MSRs)			**(112)**	(124)	(137)	(140)	(145)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)[1]			**(879)**	(878)	(2,539)	(2,487)	(2,440)
Applicable deferred taxes related to goodwill and other intangible assets[2]			**924**	918	910	903	895
Average tangible common equity	(C)	$	**140,582**	139,641	135,843	136,345	136,140
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)		**10.5 %**	7.6	13.3	11.4	11.7
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)		**12.3**	9.0	15.9	13.7	14.0

1. In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

1Q24 Financial Results

19

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)			Estimated Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Total equity		$	**182.7**	187.4	182.4	182.0	183.2
Adjustments:							
Preferred stock			**(18.6)**	(19.4)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock			**0.1**	0.1	0.1	0.1	0.2
Noncontrolling interests			**(1.7)**	(1.7)	(1.7)	(1.8)	(2.1)
Total common stockholders' equity			**162.5**	166.4	161.4	160.9	161.9
Adjustments:							
Goodwill			**(25.2)**	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)			**(0.1)**	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)[2]			**(1.0)**	(0.9)	(0.9)	(2.5)	(2.5)
Applicable deferred taxes related to goodwill and other intangible assets[3]			**0.9**	0.9	0.9	0.9	0.9
Other[4]			**(0.4)**	(0.3)	0.1	0.2	(0.5)
Common Equity Tier 1	(A)	$	**136.7**	140.8	136.2	134.2	134.5
Total risk-weighted assets (RWAs) under Standardized Approach	(B)		**1,220.7**	1,231.7	1,237.1	1,250.7	1,243.8
Total RWAs under Advanced Approach	(C)		**1,098.6**	1,114.3	1,130.8	1,118.4	1,117.9
Common Equity Tier 1 to total RWAs under Standardized Approach	(A)/(B)		**11.2 %**	11.4	11.0	10.7	10.8
Common Equity Tier 1 to total RWAs under Advanced Approach	(A)/(C)		**12.4**	12.6	12.0	12.0	12.0

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
3. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
4. Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a current expected credit loss accounting standard (CECL) transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.

1Q24 Financial Results

20

211Q24 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) our expectations regarding our mortgage business and any related commitments or exposures; (viii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (ix) future common stock dividends, common share repurchases and other uses of capital; (x) our targeted range for return on assets, return on equity, and return on tangible common equity; (xi) expectations regarding our effective income tax rate; (xii) the outcome of contingencies, such as legal actions; (xiii) environmental, social and governance related goals or commitments; and (xiv) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our first quarter 2024 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023.